PIERIS PHARMACEUTICALS

CORPORATE PRESENTATION
May 2023


SUPERIOR MEDICINES THROUGH EFFICIENT BIOLOGY

Forward-Looking Statements

This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this presentation that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, our expected cash runway, our product candidates' clinical and therapeutic potential in their intended indications; the receipt of royalty and/or milestone payments provided for in our collaboration agreements; references to novel technologies and methods and our business and product development plans, including the Company's cash resources, the advancement of our proprietary and co-development programs into and through the clinic and the expected timing for reporting data, making IND filings or achieving other milestones related to our programs, including elarekibep, PRS-220, PRS-400, PRS-344/S095012, PRS346/SGN-BB228 and PRS-342/BOS-342; our continued progress in the areas of co-stim bispecifics and inhaled therapeutics; the therapeutic potential and safety profile of our Anticalin platform; the unmet need and potential addressable market for our product candidates, the potential advantages of our product candidates over those of existing therapeutics and/or those of our competitors, and the advancement of and funding for our developmental programs generally. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need, including through partnering transactions, to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company, including in collaboration with other parties; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; the fact that data and results from preclinical and clinical studies may not necessarily be indicative of future results; our ability to address the requests of the U.S. Food and Drug Administration; competition in the industry in which we operate; delays or disruptions due to COVID-19 or geo-political issues, including the conflict in Ukraine; and market conditions. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the Securities and Exchange Commission (SEC) available at www.sec.gov, including without limitation the Company's most recent Annual Report on Form 10-K, the Company's subsequent Quarterly Reports on Form 10-Q and the Company's other filings from time to time with the SEC.

Inhaled Administration of Biologics Would Address Many Limitations of Currently Approved Respiratory Therapeutics


Higher Specificity
Lower Specificity
IV or SC Antibodies
Inhaled Anticalin Proteins Offer Potentially Superior Efficacy, Safety and Convenience
Oral Small Molecules
Inhaled Small Molecules
Systemic Delivery
Local Delivery

Anticalin Proteins are Well Suited for Inhaled Administration

- Scaffold derived from human lipocalins (extracellular binding proteins endogenous to the lung)
- Very low predicted immunogenicity
- Stable, monovalent molecules with high melting temperatures and insensitivity to mechanical stress
- Inhalation pharmacokinetics suitable for once or twice daily administration and compatible with flexible treatment regimes



Pieris' Inhaled Protein Respiratory Pipeline Includes Partnered and Fully Proprietary Programs

Program	Target	Indication	Discovery	Preclinical	Phase 1	Phase 2	Partner
Elarekibep* (PRS-060/AZD1402)	IL4Rα	Asthma	Phase 2a fully sponsored by AZ; co-dev option				AstraZeneca
PRS-220	CTGF	IPF#	>50% grant-funded‡				
PRS-400	Jagged-1	COPD-CB◊					
AstraZeneca	n.d.	n.d.					AstraZeneca
Genentech	n.d.	n.d.					Genentech A Member of the Roche Group

* *Pieris has separate co-development and U.S. co-commercialization options on elarekibep*

\# *Idiopathic pulmonary fibrosis ("IPF") and other forms of fibrotic lung diseases*

‡ *~$17 million grant from the Bavarian government to evaluate PRS-220 in PASC-PF expected to cover more than half of early-stage and phase 1 development costs of PRS-220*

◊ *COPD-CB - chronic obstructive pulmonary disease with chronic bronchitis*

Pieris is Developing Three Differentiated Inhaled Biologics to Address Significant Unmet Need in Respiratory Diseases

Vision

Pieris aspires to be a world-leading inhaled biologics company, developing transformative respiratory therapies that have the potential to materially improve patient quality of life (QoL) over existing therapies by combining the specificity of biologics with the benefit of local administration.

Our current portfolio is well positioned to achieve this vision

	Elarekibep (PRS-060)	PRS-220	PRS-400
	More convenient administration than available therapeutics, potentially improving patient QoL	***Inhalable, best-in-class anti-CTGF with disease-modifying potential***	***Novel mode of action that is challenging to target systemically***
MOA	Inhaled IL-4Rα antagonist	Inhaled CTGF antagonist	Inhaled Jagged-1 antagonist
Lead Indication	Moderate-to-severe T2 asthma	Idiopathic pulmonary fibrosis (IPF)	COPD with Chronic Bronchitis
Phase of Development	Phase 2a	Phase 1	Preclinical

Pieris' Respiratory Portfolio Targets Large Opportunity Indications in Both Primary and Specialty Markets



US	Patients	Opp.
COPD w/ CB	3.6 M	$18.5 B
IPF	130 K	$1.9 B
T2 Asthma	3.3 M	$38 B

EU	Patients	Opp.
COPD w/ CB	6.1 M	$19 B
IPF	100 K	$1 B
T2 Asthma	2.9 M	$33.8 B

Japan	Patients	Opp.
COPD w/ CB	2.2 M	$11.7 B
IPF	35 K	$507 M
T2 Asthma	0.7 M	$8.2 B

G7	Target Patients	Opportunity
COPD w/ CB	12 M	$50 B
IPF	265 K	$3.5 B
T2 Asthma	6.9 M	$80 B

Commercial opportunity represents total patients and average biologic price. No market share assumptions are factored into opportunity calculations

-pieris-

Elarekibep (PRS-060/AZD1402): Inhaled IL-4Rα Antagonist

Indications	Moderate-to-severe asthma
Development	Phase 2a ongoing
Commercial Rights	Co-development and U.S. co-commercialization options with gross margin share or royalties



Pieris' Vision for Elarekibep Future Potential

Brand Vision:

To become the ***first inhaled biologic*** *treating moderate-to-severe T2 asthma prior to injectable biologics, with future aspirations to expand into other diseases addressable via inhalation, including COPD*

Core Statement:

Elarekibep is an inhaled IL-4Rα antagonist designed to ***improve FEV1 and reduce the annual rate of exacerbations,*** *creating* ***broader access to biologics*** *for moderate-to-severe T2 asthma patients.*

For: *Moderate-to-severe T2 asthma patients inadequately controlled on ICS ± LABA (standard of care) and before progression to injectable biologics*

Elarekibep Offers: *Opportunity to become the first inhaled maintenance biologic therapy that improves lung function and reduces exacerbations*

Because: *The inhibition of IL4-Rα disrupts IL-4 & IL-13 signaling, effectively demonstrating local target engagement and biomarker activity, supporting the inhaled approach in preclinical research and Phase 1 trials*

Elarekibep Phase 2a Study

Part 1 (Safety)	**Participant Population:** Moderate asthmatics controlled on ICS/LABA **Primary Endpoint:** Safety and tolerability compared to placebo from baseline until follow-up (approximately 56 days) **Doses:** 1 mg, 3 mg, 10 mg (all dosed completed; favorable safety profile demonstrated at all doses)
Part 2 (Efficacy)	**Participant Population:** Asthmatics uncontrolled on moderate or high dose ICS/LABA with blood EO count of ≥ 150 cells/µL and FeNO ≥ 25 ppb at screening **Primary Endpoint:** Improvement of FEV1 at four weeks relative to placebo **Dose*:** 3 mg (enrolling)

All doses passed safety review; efficacy readout expected mid-2024

Dry powder formulation, administered b.i.d. over four weeks on top of standard-of-care therapy (medium or high dose ICS with LABA)

Study is sponsored, conducted, and funded by AstraZeneca



*to enroll the efficacy study as quickly as possible, only the 3 mg dose and a placebo arm will be pursued in this study

DPI Formulation of Elarekibep Passed Safety Review (Part 1) at Each of Three Tested Doses

Safety Protocol: Moderate asthmatics controlled on standard-of-care therapy (medium dose ICS with LABA) were dosed twice daily over four weeks randomized across three dose levels and placebo

- Part 1a: 31 patients (1mg; 3mg; pbo)
- Part 1b: 18 patients (10mg; pbo)

Basis for safety review

- ☑ Incidence of adverse events
- ☑ Changes in laboratory markers (immune biomarkers, clinical chemistry, and hematology)
- ☑ Forced expiratory volume in 1 second (FEV1)
- ☑ Pharmacokinetics

Enables doses up to 10 mg dpi to be evaluated in future clinical studies

Potential Large Market Opportunity in Moderate-to-Severe Asthma not Addressed by ICS/LABA before Injectable Biologics


1 2
INTERMITTENT AND MILD
3
MILD-TO-MODERATE
4
MODERATE-TO-SEVERE
5
SEVERE
ASTHMA CONTROLLERS
AS NEEDED LOW DOSE ICS-FORMOTEROL
LOW DOSE ICS-FORMOTEROL*
MED DOSE ICS-FORMOTEROL*
MED-HIGH DOSE ICS-FORMOTEROL*
GINA: Track 1 (preferred)
AS NEEDED SABA WITH LOW DOSE ICS OR MAINTENANCE LOW DOSE ICS
LOW DOSE ICS-LABA*
MED-HIGH DOSE ICS-LABA*
MED-HIGH DOSE ICS-LABA*
GINA: Track 2
LAMA
Elarekibep
Elarekibep Intervention Points: *Tx solution for uncontrolled pts*
Anti-IgE, IL5, IL4/IL13
INHALED
INJECTABLE BIOLOGIC
INHALED BIOLOGIC

*Maintenance dose

ICS = Inhaled corticosteroids
SABA = Short-acting β2 adrenergic receptor agonists
LABA = Long-acting β2 adrenergic receptor agonists
LAMA = Long-acting muscarinic antagonists

Global Initiative for Asthma (GINA) Steps (2021)

Co-Development Options for Elarekibep

PIRS Opt-in Decision Point

Phase 2a Primary Endpoint:
Improvement of FEV1 at 4 weeks relative to placebo

Co-Dev Option Requirements:
30-day opt-in period triggered upon both completion of Phase 2a trial and notice by AZ (must include product development plan & budget)

Three Possible Options

- No opt-in & no cost sharing
- Single digit up to mid-teen royalties for royalty term
- Same development milestones as 25% option; up to $1.9B in sales milestones

- 25% cost share with cost cap
- Single digit up to high-teen royalties for product lifetime
- Development milestones approximating 50% of development costs
- Potential $3.5B+ in sales milestones

- 50% cost share without cost cap
- Gross margin share percentage in mid-twenties for the product lifetime
- Development milestones approximating two-thirds of 25% option

PRS-220: Inhaled CTGF Antagonist

Indications	IPF* and other forms of fibrotic lung diseases
Development Stage	Phase 1 in healthy volunteers
Commercial Rights	Fully proprietary



*IPF - Idiopathic Pulmonary Fibrosis

Pieris' Vision for PRS-220 Future Potential

Brand Vision:

*To become the **first inhaled biologic** and disease-modifying therapy approved for the treatment of IPF and other progressive fibrosing interstitial lunch diseases (PF-ILDs)*

Core Statement:

*PRS-220 is designed to be a well-tolerated CTGF inhibitor that **halts disease progression**, **significantly reduces morbidity for IPF patients**, and **improves survival** compared to other antifibrotic therapies, while having the flexibility to be used as a monotherapy or in **combination with current SoC antifibrotic therapies***

For: *All IPF patients, regardless of treatment history (+/- SoC), and eventually other patients with PF-ILDs*

PRS-220 Offers: *The potential as an inhaled anti-fibrotic therapy that stabilizes disease with a favorable safety profile*

Because: *CTGF is a key driver of fibrosis, and systemically delivered antibody demonstrated significant attenuation of FVC decline and fibrotic lung remodeling of IPF patients in Ph2 clinical trials. Inhaled delivery offers the potential for better exposure at the site of disease, translating to better efficacy over systemic therapies*

IPF: High Unmet Medical Need and Significant Commercial Opportunity

A chronic lung disease:
ultimately fatal lung disease of unknown cause characterized by progressive scarring of the interstitial lung tissue



Healthy lung
Honeycombing
Myofibroblast focus

Martinez, Nature Rev Dis Primer, 2017

3 to 5 years median survival from the time of diagnosis
Hopkins, European Respiratory Journal, 2016

2 approved therapies nintedanib & pirfenidone providing modest benefit with significant side effects



pirfenidone
nintedanib
Percent survival
100
50
0
1000
2000
3000
Time (days)
medical need

Adapted from Cameli, Frontiers in Molecular Biosciences, 2020

>$3B current market in sales

Significant need for well-tolerated and effective therapies

-pieris-

PRS-220: Rationale for Best-in-Class Potential

Potential key points of differentiation of inhaled PRS-220 compared to systemically delivered CTGF antagonists:

More Efficient Target Saturation	• Avoidance of systemic CTGF sink (in blood) • Significantly higher affinity with superior binding profile
Superior Lung Biodistribution	• Local delivery to the site of the disease in the lung via inhalation • Increased concentration
Increased Convenience	• Inhalation at home compared to regular visits to infusion centers for intravenous administrations • Administration on top of standard of care

PRS-400: An Inhaled Jagged-1 Antagonist

Indications	COPD, CF, PCD, CRS, Bronchiectasis and Asthma*
Development Stage	Preclinical
Commercial Rights	Fully proprietary



*COPD - Chronic Obstructive Pulmonary Disease; CF - Cystic Fibrosis; PCD - Primary Ciliary Dyskinesia; CRS - Chronic Rhinosinusitis

Pieris' Vision for PRS-400 Future Potential

Brand Vision:

*PRS-400 is designed to be the **first inhaled biologic** maintenance therapy approved for moderate-to-severe COPD with chronic bronchitis and other muco-obstructive diseases, providing localized therapy that **rapidly improves patient QoL** and allows patients to **exit the vicious cycle of mucus hypersecretion, infection, & airway obstruction***

Core Statement:

*PRS-400 is a Jagged-1/Notch blocker designed to improve lung function and reduce exacerbation rates via a disease-modifying reversal of the muco-obstructive airway phenotype, providing tangible patient benefit. **This pathway may only be addressable via inhaled administration, given the desire to avoid systemic impact on mucus homeostasis**.*

For:	*Moderate-to-severe COPD patients with chronic bronchitis and other muco-obstructive diseases such as CF, PCD, and NCFB*
PRS-400 Offers:	*A convenient therapy with potential to dramatically improve QoL for patients by improving lung function and reducing exacerbations*
Because:	*Jagged-1/Notch inhibition reverses mucus-producing cells in favor of ciliated cells, limiting hypersecretion and airway obstruction, key drivers of respiratory symptomatology and patient discomfort*



Infection
Mucus
Inflammation

PRS-400 preclinically disrupts the master regulator of mucus production, halting the cycle of inflammation and infection



Immuno-oncology

Anticalin Proteins are Also Well Suited to Build Mabcalin™ Bispecific Immune Agonists to Treat Cancer



TAA*-targeting mAb
Anticalin-based 4-1BB-bispecific
4-1BB-targeting Anticalin Proteins
TAA*-positive Tumor Cell
Tumor-specific T Cell
* Tumor-associated antigen

Tumor-localized MoA of Pieris' 4-1BB-based bispecifics designed to enable full immune activation while avoiding systemic toxicities



- Monomeric, monovalent Anticalin proteins can be genetically fused to full-length mAbs → Mabcalin (antibody-Anticalin) proteins
- Several 4-1BB-engaging Mabcalin proteins have been manufactured under GMP for clinical development

Pieris' IO Bispecifics Pipeline is Driven by Partnerships and Offers Future Milestone and Royalty Upside

Program	Target	Indication	Discovery	Preclinical	Phase 1	Phase 2	Partner
cinrebafusp alfa*	4-1BB/HER2	HER2+ GC					
PRS-344/ S095012	4-1BB/PD-L1	n.d.	~50% co-dev cost share				SERVIER moved by you
PRS-346/ SGN-BB228	4-1BB/CD228	n.d.					Seagen
PRS-342/ BOS-342	4-1BB/GPC3	n.d.					BOSTON pharmaceuticals
SGN programs‡	n.d.	n.d.					Seagen

* *Announced stopping enrollment in 3Q22 due to strategic reasons, including focus on respiratory portfolio; spin-out and partnering discussions ongoing*

‡ *Two additional active bispecific programs in collaboration with Seagen, with Pieris retaining a U.S. co-promotion option in one of the programs in the collaboration*

Successful track record of partnering 4-1BB assets for value

Pieris' Partnerships Have Validated Both Respiratory and IO Franchises and are a Source of Non-Dilutive Capital

	Active Programs	Cash to Date*	Cash Potential*
AstraZeneca	Two (all with co-dev)	$70.5M	>$4.3B plus royalties
Genentech (A Member of the Roche Group)	One (two additional starts available)	$20M	~$1.1B plus royalties
SERVIER (moved by you)	One co-dev program	~$41M	~$20M plus royalties
Seagen	Three (one with U.S. copromotion option)	$40M	~$1.2B plus royalties
BOSTON pharmaceuticals	One	$10M	~$350M

*As of May 10, 2023 (date of first quarter earnings and business update press release)

Multiple Inflections are Forecasted Over the Next 12-15 Months

- Elarekibep:
  - Phase 2a topline efficacy data (4-week placebo-adjusted FEV1)
  - Elarekibep: Pieris co-development opt-in decision
- PRS-220
  - Phase 1 topline data
  - Preclinical PoC demonstrating superior potential of inhaled vs. systemic administration of a CTGF antagonist in IPF
- PRS-400
  - Drug candidate nomination
  - Preclinical PoC in therapeutic preclinical model of disease
- IO
  - Clinical progress & milestone opportunities across partnered pipeline
  - Further partnering and other strategic opportunities, given strength of clinical data (cinrebafusp alfa)

Financial Overview (as of 3/31/23)

$48.4M	$0.00	74.5M
Cash, Cash Equivalents & Investments	Debt	CSO

>$175M non-dilutive capital from partnerships since 2017

~$17M[1] grant announced in 2021

[1] *Calculated based on the June 25, 2021, noon buying rate of €1.00 to U.S. $1.1938*

225 Franklin Street
Boston, MA 02110
USA

Zeppelinstraße 3
85399 Hallbergmoos
Germany

Nasdaq: PIRS

IR: investors@pieris.com
BD: bd@pieris.com
www.pieris.com

SUPERIOR MEDICINES THROUGH EFFICIENT BIOLOGY

